Victory Funds

Victory Sophus Emerging Markets Small Cap Fund

Supplement dated November 3, 2016

to the Summary Prospectus dated July 29, 2016 (“Prospectus”)

The following information hereby supersedes or supplements information contained in the Prospectus and is effective on November 7, 2016.

1.              Expense Examples.  Certain information in the tables under “Example” is hereby deleted and replaced by the following:

	3 Year	5 Years	10 Years
Class A	$1,156	$1,656	$3,025
Class C	$828	$1,478	$3,221
Class Y	$521	$960	$2,182

The following example makes the same assumptions as the example above, except that it assumes you do not sell your shares at the end of the period.

	3 Year	5 Years	10 Years
Class C	$828	$1,478	$3,221

2.              Phone number change. Victory Funds’ shareholder service team can be contacted by phone at 800-539-FUND (800-539-3863). All references in the Prospectus to 800-766-3863 are hereby deleted.

3.              Purchase and Sale of Fund Shares. The paragraph below the “Investment Minimums” table which refers to Boston Financial Data Services is deleted in its entirety and replaced by the following:

You may redeem your shares on any business day when the New York Stock Exchange is open by telephone (with prior appropriate approval) or by mail.

If you wish to obtain more information, please call the Victory Funds at 800-539-3863.

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE.